SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   Form 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                      Securities and Exchange Act of 1934

        Date of Report (Date of earliest event reported) - July 10, 1998


                            OAKRIDGE HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)


     Minnesota                       0-1937             41-0843268
(State or other Jurisdiction    (Commission File       (IRS Employer
 of incorporation)               Number)                Identification No.)


                             4810 120th Street West
                         Apple Valley, Minnesota 55124
             (Address of principal executive offices and zip code)


                                 (612) 686-5495
              (Registrant's telephone number, including area code)






The undersigned Registrant hereby amends Item 7 of its Current Report on Form 8-K dated July 10, 1998 as set forth below:



ITEM 7.   Financial Statements and Exhibits

In the Current Report on 8-K which is amended hereby, the Registrant reported that on June 29, 1998 it acquired substantially all of the assets and assumed certain of the liabilities of Stinar Corporation, a Minnesota corporation ( Stinar ). Financial Statements for the acquired business are required to be filed by the Registrant pursuant to Item 7 of Form 8-K. In the event the required financial statements are not filed with the initial Current Report on Form 8-K, they are required to be filed within 60 days after the date that the initial report on Form 8-K was required to be filed. The financial statements filed with Form 8-K are required to be prepared in accordance with Rule 3-05 of Regulation S-X.

Immediately following the acquisition of the assets of Stinar, the Registrant engaged its regularly retained independent certified public accounts to conduct an audit of the acquired business. Because Stinar historically (i) had not prepared its financial statements in accordance with generally accepted accounting principles, (ii) had never engaged an auditor to audit its financial statements, (iii) had not maintained reliable or consistent inventory records (iv) had not ever instituted an inventory cost system, the Registrant independent public accountants concluded that the inventory of Stinar is unauditable. Alternative auditing procedures have been exhausted coming to the same conclusion. Because of the significance of the inventory of Stinar in relation to its financial statements as a whole, an unqualified opinion as to the financial statements could not be rendered because of the inability to audit the
beginning inventory.   Accordingly, the financial statements required to be
filed under Item 7 of Form 8-K cannot be filed herewith. Any unaudited historical financial statements which might be prepared could not be relied upon and could potentially be misleading.

As part of the due diligence/acquisition process, the Registrant assisted Stinar in implementing an inventory cost system whereby inventory could be valued in accordance with generally accepted accounting principles as of June 29, 1998, the acquisition date. This system is in place and is fully operational.

The Stinar assets acquired and liabilities assumed will be included in the 10-KSB audited balance sheet of the Registrant as of June 30, 1998.


(c)  Exhibits.

     *2.1 Asset Purchase Agreement dated March 31, 1998 by and between Stinar HG, Inc., Stinar Corporation and Gary Stinar, Gene Stinar, Randy Stinar and David Stinar. Upon request of the Commission, the Registrant agrees to furnish a copy of any of the following exhibits and schedules to the Agreement and Purchase and Sale:

Exhibit A - Assignment and Assumption Agreement
Exhibit B - Promissory Note
Exhibit C - Oakridge Holdings, Inc. 9% Convertible Subordinated
            Debenture
Exhibit D - Guaranty by Oakridge Holdings, Inc.
Exhibit E - Guaranty by Stinar HG, Inc.
Exhibit F - Security Agreement
Exhibit G-1 - Contract for Deed
Exhibit G-2 - Contract for Deed
Exhibit H-1 - Employment Agreement
Exhibit H-2 - Employment Agreement

Schedule 6(d) - Consents and Approvals
Schedule 6(g) - Compliance with Laws; Condition of Premises
Schedule 6(i) - Title to Personal Property
Schedule 6(l) - Litigation
Schedule 9 - Environmental Matters


* (filed with original 8-K)




     SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OAKRIDGE HOLDINGS, INC.
     (Registrant)


Date:  September 11, 1998

By:  /s/ Robert C. Harvey
     Robert C. Harvey, President